SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2001

Roadhouse Grill, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	0-28930	65-0367604

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2703-A Gateway Drive, Pompano Beach, Florida	33069

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 957-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.
SIGNATURES

Item 4. Changes in Registrant’s Certifying Accountant.

     (a)  Not applicable.

     (b) On November 9, 2001, the Registrant engaged Grant Thornton LLP to be its principal accountant to audit its financial statements. During the Registrant’s two most recent fiscal years in the period ended April 29, 2001 and during the period from April 30, 2001 through and including November 9, 2001, neither the Registrant, nor anyone acting on its behalf, has consulted the newly engaged accountant regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission and the related instructions) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission).

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADHOUSE GRILL, INC. (Registrant)

By:

/s/ Harry Rosenfeld Harry Rosenfeld Chief Financial Officer

Date: December 7, 2001